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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 13, 2000
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                        1-4141                13-1890974
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                   2 Paragon Drive, Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)



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Item 5. Other events.

     On March 13, 2000, The Great Atlantic & Pacific Tea Company, Inc. announced a program to develop a state-of-the-art supply chain and business operations technology system.

     Copies of the press releases are attached hereto as Exhibit 99.

Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description

         (99)                    Press Releases dated March 13, 2000



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 24, 2000

                                  THE GREAT ATLANTIC & PACIFIC TEA
                                    COMPANY, INC.


                                  By:    /s/  Robert G. Ulrich
                                         -----------------------------------
                                         Robert G. Ulrich
                                         General Counsel and Secretary




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                                  EXHIBIT INDEX


Exhibit No.             Description

(99)                    Press Releases dated March 13, 2000